SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC   20549

                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 22, 1996



                   BURLINGTON NORTHERN SANTA FE CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                            1-11535                41-1804964

(State of other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File Number)           Identification No.)



               2650 Lou Menk Drive
               Fort Worth, Texas                         76131


          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code:  (817) 333-2000


                3800 Continental Plaza
                777 Main Street
                Fort Worth, Texas                        76102-5384

        (Former name or former address, if changed since last report)




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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.          Other Events

Burlington Northern Santa Fe Corporation announced its third quarter 1996 earnings in an October 22, 1996, press release, which press release is attached as Exhibit 99 and is hereby incorporated by reference.


Item 7.          Financial Statements and Exhibits

See Index to Exhibits on Page E-1 for a description of the exhibits filed as a part of this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Burlington Northern Santa Fe Corporation
                                   (Registrant)



                                   By:  /s/ Thomas N. Hund

                                   Thomas N. Hund
                                   Vice President and Controller
                                   (On behalf of the Registrant and as
                                    Principal Accounting Officer)



Schaumburg, Illinois
October 22, 1996

                   BURLINGTON NORTHERN SANTA FE CORPORATION

                              INDEX OF EXHIBITS


Exhibit
Number         Description of Exhibit

   99 Burlington Northern Santa Fe Corporation Press Release dated October 22, 1996.





                                    E-1